Price Risk Management Assets And Liabilities	12 Months Ended
Dec. 31, 2014
General Discussion of Derivative Instruments and Hedging Activities [Abstract]
Price Risk Management Assets And Liabilities
PRICE RISK MANAGEMENT ASSETS AND LIABILITIES:
Commodity Price Risk
ETP
We are exposed to market risks related to the volatility of commodity prices. To manage the impact of volatility from these prices, our subsidiaries utilize various exchange-traded and OTC commodity financial instrument contracts. These contracts consist primarily of futures, swaps and options and are recorded at fair value in our consolidated balance sheets. Following is a description of price risk management activities by operating entity.
ETP injects and holds natural gas in its Bammel storage facility to take advantage of contango markets (i.e., when the price of natural gas is higher in the future than the current spot price). ETP uses financial derivatives to hedge the natural gas held in connection with these arbitrage opportunities. At the inception of the hedge, ETP locks in a margin by purchasing gas in the spot market or off peak season and entering into a financial contract to lock in the sale price. If ETP designates the related financial contract as a fair value hedge for accounting purposes, ETP values the hedged natural gas inventory at current spot market prices along with the financial derivative ETP uses to hedge it. Changes in the spread between the forward natural gas prices designated as fair value hedges and the physical inventory spot price result in unrealized gains or losses until the underlying physical gas is withdrawn and the related designated derivatives are settled. Once the gas is withdrawn and the designated derivatives are settled, the previously unrealized gains or losses associated with these positions are realized. Unrealized margins represent the unrealized gains or losses from ETP’s derivative instruments using mark-to-market accounting, with changes in the fair value of our derivatives being recorded directly in earnings. These margins fluctuate based upon changes in the spreads between the physical spot price and forward natural gas prices. If the spread narrows between the physical and financial prices, ETP will record unrealized gains or lower unrealized losses. If the spread widens, ETP will record unrealized losses or lower unrealized gains. Typically, as ETP enters the winter months, the spread converges so that ETP recognizes in earnings the original locked-in spread through either mark-to-market adjustments or the physical withdraw of natural gas.
ETP is also exposed to market risk on natural gas it retains for fees in its intrastate transportation and storage operations and operational gas sales on its interstate transportation and storage operations. ETP uses financial derivatives to hedge the sales price of this gas, including futures, swaps and options. Certain contracts that qualify for hedge accounting are designated as cash flow hedges of the forecasted sale of natural gas. The change in value, to the extent the contracts are effective, remains in AOCI until the forecasted transaction occurs. When the forecasted transaction occurs, any gain or loss associated with the derivative is recorded in cost of products sold in the consolidated statement of operations.
ETP is also exposed to commodity price risk on NGLs and residue gas it retains for fees in its midstream operations whereby its subsidiaries generally gather and process natural gas on behalf of producers, sell the resulting residue gas and NGL volumes at market prices and remit to producers an agreed upon percentage of the proceeds based on an index price for the residue gas and NGLs. ETP uses NGL and crude derivative swap contracts to hedge forecasted sales of NGL and condensate equity volumes. Certain contracts that qualify for hedge accounting are accounted for as cash flow hedges. The change in value, to the extent the contracts are effective, remains in AOCI until the forecasted transaction occurs. When the forecasted transaction occurs, any gain or loss associated with the derivative is recorded in cost of products sold in the consolidated statement of operations.
ETP may use derivatives in ETP’s liquids transportation and services operations to manage ETP’s storage facilities and the purchase and sale of purity NGLs.
Sunoco Logistics utilizes derivatives such as swaps, futures and other derivative instruments to mitigate the risk associated with market movements in the price of refined products and NGLs. These derivative contracts act as a hedging mechanism against the volatility of prices by allowing Sunoco Logistics to transfer this price risk to counterparties who are able and willing to bear it. Since the first quarter 2013, Sunoco Logistics has not designated any of its derivative contracts as hedges for accounting purposes. Therefore, all realized and unrealized gains and losses from these derivative contracts are recognized in the consolidated statements of operations during the current period.
ETP also uses derivatives to hedge a variety of price risks in its retail marketing operations. Futures and swaps are used to achieve ratable pricing of crude oil purchases, to convert certain expected refined product sales to fixed or floating prices, to lock in margins for certain refined products and to lock in the price of a portion of natural gas purchases or sales and transportation costs. The derivatives used in ETP’s retail marketing operations represent economic hedges; however, ETP has elected not to designate any of the hedges in these operations. Therefore, all realized and unrealized gains and losses from these derivative contracts are recognized in the consolidated statements of operations during the current period.
ETP’s trading activities include the use of financial commodity derivatives to take advantage of market opportunities. These trading activities are a complement to its transportation and storage operations and are netted in cost of products sold in the consolidated statements of operations. Additionally, ETP also has trading activities related to power and natural gas in its other operations which are also netted in cost of products sold. As a result of its trading activities and the use of derivative financial instruments in its transportation and storage operations, the degree of earnings volatility that can occur may be significant, favorably or unfavorably, from period to period. ETP attempts to manage this volatility through the use of daily position and profit and loss reports provided to its risk oversight committee, which includes members of senior management, and the limits and authorizations set forth in ETP’s commodity risk management policy.
The following table details ETP’s outstanding commodity-related derivatives:

	December 31, 2014		December 31, 2013
	Notional Volume	Maturity	Notional Volume	Maturity
Mark-to-Market Derivatives
(Trading)
Natural Gas (MMBtu):
Fixed Swaps/Futures	(232,500)	2015	9,457,500	2014-2019
Basis Swaps IFERC/NYMEX (1)	(13,907,500)	2015 - 2016	(487,500)	2014-2017
Swing Swaps	—	—	1,937,500	2014-2016
Options – Calls	5,000,000	2015	—	—
Power (Megawatt):
Forwards	288,775	2015	351,050	2014
Futures	(156,000)	2015	(772,476)	2014
Options — Puts	(72,000)	2015	(52,800)	2014
Options — Calls	198,556	2015	103,200	2014
Crude (Bbls) – Futures	—	—	103,000	2014
(Non-Trading)
Natural Gas (MMBtu):
Basis Swaps IFERC/NYMEX	57,500	2015	570,000	2014
Swing Swaps IFERC	46,150,000	2015	(9,690,000)	2014-2016
Fixed Swaps/Futures	(8,779,000)	2015 - 2016	(8,195,000)	2014-2015
Forward Physical Contracts	(9,116,777)	2015	5,668,559	2014-2015
Natural Gas Liquid (Bbls) – Forwards/Swaps	(2,179,400)	2015	(1,133,600)	2014
Refined Products (Bbls) – Futures	13,745,755	2015	(280,000)	2014
Fair Value Hedging Derivatives
(Non-Trading)
Natural Gas (MMBtu):
Basis Swaps IFERC/NYMEX	(39,287,500)	2015	(7,352,500)	2014
Fixed Swaps/Futures	(39,287,500)	2015	(50,530,000)	2014
Hedged Item — Inventory	39,287,500	2015	50,530,000	2014
Cash Flow Hedging Derivatives
(Non-Trading)
Natural Gas (MMBtu):
Basis Swaps IFERC/NYMEX	—	—	(1,825,000)	2014
Fixed Swaps/Futures	—	—	(12,775,000)	2014
Natural Gas Liquid (Bbls) – Forwards/Swaps	—	—	(780,000)	2014
Crude (Bbls) – Futures	—	—	(30,000)	2014

(1)	Includes aggregate amounts for open positions related to Houston Ship Channel, Waha Hub, NGPL TexOk, West Louisiana Zone and Henry Hub locations.
Regency
Regency is a net seller of NGLs, condensate and natural gas as a result of its gathering and processing operations. The prices of these commodities are impacted by changes in the supply and demand as well as market forces. Regency’s profitability and cash flow are affected by the inherent volatility of these commodities, which could adversely affect its ability to make distributions to its unitholders. Regency manages this commodity price exposure through an integrated strategy that includes management of its contract portfolio, matching sales prices of commodities with purchases, optimization of its portfolio by monitoring basis and other price differentials in operating areas and the use of derivative contracts. In some cases, Regency may not be able to match pricing terms or to cover its risk to price exposure with financial hedges, and it may be exposed to commodity price risk.
Marketing & Trading. Regency conducts natural gas marketing and trading activities through its Logistics and Trading subsidiary. Regency engages in activities intended to capitalize on favorable price differentials between various receipt and delivery locations. Regency enters into both financial derivatives and physical contracts. These financial derivatives, primarily basis swaps, are transacted: (i) to economically hedge subscribed capacity exposed to market rate fluctuations and (ii) to mitigate the price risk related to other purchase and sales of natural gas. By entering into a basis swap, one pricing index is exchanged for another, effectively locking in the margin between the natural gas purchase and sale by removing index spread risk on the combined physical and financial transaction. Changes in the fair value of these financial and physical contracts are recorded as adjustments to natural gas sales and realized (unrealized) gain (loss) from derivatives, as appropriate.
Through its natural gas marketing activity, Regency has credit exposure to additional counterparties. Regency minimizes the credit risk associated with natural gas marketing by limiting its exposure to any single counterparty and monitoring the creditworthiness of its counterparties on an ongoing basis. In addition, Regency’s natural gas purchase and sale contracts, for certain counterparties, are subject to counterparty netting agreements governing settlement under such natural gas purchase and sales contracts, and when possible, Regency nets the open positions of each counterparty.
Regency is exposed to market risks associated with commodity prices, counterparty credit, and interest rates. Regency’s management and the board of directors of Regency GP have established comprehensive risk management policies and procedures to monitor and manage these market risks. Regency GP is responsible for delegation of transaction authority levels, and the Audit and Risk Committee of Regency GP is responsible for the overall management of credit risk and commodity price risk, including monitoring exposure limits. Regency GP’s Audit and Risk Committee receives regular briefings on positions and exposures, credit exposures, and overall risk management in the context of market activities.
Regency’s Preferred Units (see Note 7) contain embedded derivatives which are required to be bifurcated and accounted for separately, such as the holders’ conversion option and Regency’s call option. These embedded derivatives are accounted for using mark-to-market accounting. Regency does not expect the embedded derivatives to affect its cash flows.
The following table details Regency’s outstanding commodity-related derivatives:

	December 31, 2014		December 31, 2013
	Notional Volume	Maturity	Notional Volume	Maturity
Mark-to-Market Derivatives
(Non-Trading)
Natural Gas (MMBtu) — Fixed Swaps/Futures	(25,525,000)	2015	(24,455,000)	2014-2015
Propane (Gallons) — Forwards/Swaps	(29,148,000)	2015	(52,122,000)	2014-2015
NGLs (Barrels) — Forwards/Swaps	(292,000)	2015	(438,000)	2014
WTI Crude Oil (Barrels) — Forwards/Swaps	(1,252,000)	2015-2016	(521,000)	2014

Interest Rate Risk
We are exposed to market risk for changes in interest rates. To maintain a cost effective capital structure, we borrow funds using a mix of fixed rate debt and variable rate debt. We also manage our interest rate exposure by utilizing interest rate swaps to achieve a desired mix of fixed and variable rate debt. We also utilize forward starting interest rate swaps to lock in the rate on a portion of anticipated debt issuances.
The following table summarizes our interest rate swaps outstanding, none of which are designated as hedges for accounting purposes:

			Notional Amount Outstanding
Entity	Term	Type(1)	December 31, 2014	December 31, 2013
ETP	July 2014(2)	Forward-starting to pay a fixed rate of 4.25% and receive a floating rate	$—	$400
ETP	July 2015(2)	Forward-starting to pay a fixed rate of 3.38% and receive a floating rate	200	—
ETP	July 2016(3)	Forward-starting to pay a fixed rate of 3.80% and receive a floating rate	200	—
ETP	July 2017(4)	Forward-starting to pay a fixed rate of 3.84% and receive a floating rate	300	—
ETP	July 2018(4)	Forward-starting to pay a fixed rate of 4.00% and receive a floating rate	200	—
ETP	July 2019(4)	Forward-starting to pay a fixed rate of 3.19% and receive a floating rate	300	—
ETP	July 2018	Pay a floating rate plus a spread of 4.17% and receive a fixed rate of 6.70%	—	600
ETP	June 2021	Pay a floating rate plus a spread of 2.17% and receive a fixed rate of 4.65%	—	400
ETP	February 2023	Pay a floating rate plus a spread of 1.73% and receive a fixed rate of 3.60%	200	400
Panhandle	November 2021	Pay a fixed rate of 3.82% and receive a floating rate	—	275

(1)	Floating rates are based on 3-month LIBOR.

(2)	Represents the effective date. These forward-starting swaps have a term of 10 years with a mandatory termination date the same as the effective date.

(3)	Represents the effective date. These forward-starting swaps have terms of 10 and 30 years with a mandatory termination date the same as the effective date.

(4)	Represents the effective date. These forward-starting swaps have a term of 30 years with a mandatory termination date the same as the effective date.
Credit Risk
Credit risk refers to the risk that a counterparty may default on its contractual obligations resulting in a loss to the Partnership. Credit policies have been approved and implemented to govern ETP’s portfolio of counterparties with the objective of mitigating credit losses. These policies establish guidelines, controls and limits to manage credit risk within approved tolerances by mandating an appropriate evaluation of the financial condition of existing and potential counterparties, monitoring agency credit ratings, and by implementing credit practices that limit exposure according to the risk profiles of the counterparties. Furthermore, ETP may at times require collateral under certain circumstances to mitigate credit risk as necessary. ETP also implements the use of industry standard commercial agreements which allow for the netting of positive and negative exposures associated with transactions executed under a single commercial agreement. Additionally, ETP utilizes master netting agreements to offset credit exposure across multiple commercial agreements with a single counterparty or affiliated group of counterparties.
ETP’s counterparties consist of a diverse portfolio of customers across the energy industry, including petrochemical companies, commercial and industrials, oil and gas producers, municipalities, gas and electric utilities and midstream companies. ETP’s overall exposure may be affected positively or negatively by macroeconomic or regulatory changes that impact its counterparties to one extent or another. Currently, management does not anticipate a material adverse effect in our financial position or results of operations as a consequence of counterparty non-performance.
ETP has maintenance margin deposits with certain counterparties in the OTC market, primarily independent system operators, and with clearing brokers. Payments on margin deposits are required when the value of a derivative exceeds its pre-established credit limit with the counterparty. Margin deposits are returned to ETP on the settlement date for non-exchange traded derivatives, and ETP exchanges margin calls on a daily basis for exchange traded transactions. Since the margin calls are made daily with the exchange brokers, the fair value of the financial derivative instruments are deemed current and netted in deposits paid to vendors within other current assets in the consolidated balance sheets.
Regency is exposed to credit risk from its derivative counterparties. Regency does not require collateral from these counterparties as it deals primarily with financial institutions when entering into financial derivatives, and enters into master netting agreements that allow for netting of swap contract receivables and payables in the event of default by either party. If Regency’s counterparties failed to perform under existing swap contracts, Regency’s maximum loss as of December 31, 2014 would be $82 million, which would be reduced by less than $1 million due to the netting feature. Regency has elected to present assets and liabilities under master netting agreements gross on the condensed consolidated balance sheets for it derivate contracts outside of its marketing and trading operations.
For financial instruments, failure of a counterparty to perform on a contract could result in our inability to realize amounts that have been recorded on our consolidated balance sheets and recognized in net income or other comprehensive income.
Derivative Summary
The following table provides a summary of our derivative assets and liabilities:

	Fair Value of Derivative Instruments
	Asset Derivatives		Liability Derivatives
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Derivatives designated as hedging instruments:
Commodity derivatives (margin deposits)	$43	$3	$—	$(18)
	43	3	—	(18)
Derivatives not designated as hedging instruments:
Commodity derivatives (margin deposits)	$617	$227	$(577)	$(209)
Commodity derivatives	107	43	(23)	(48)
Interest rate derivatives	3	47	(155)	(95)
Embedded derivatives in Regency Preferred Units	—	—	(16)	(19)
	727	317	(771)	(371)
Total derivatives	$770	$320	$(771)	$(389)

The following table presents the fair value of our recognized derivative assets and liabilities on a gross basis and amounts offset on the consolidated balance sheets that are subject to enforceable master netting arrangements or similar arrangements:

		Asset Derivatives		Liability Derivatives
	Balance Sheet Location	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Derivatives in offsetting agreements:
OTC contracts	Price risk management assets (liabilities)	$23	$42	$(23)	$(38)
Broker cleared derivative contracts	Other current assets	674	264	(574)	(318)
		697	306	(597)	(356)
Offsetting agreements:
Counterparty netting	Price risk management assets (liabilities)	(19)	(36)	19	36
Payments on margin deposit	Other current assets	5	(1)	(22)	55
		(14)	(37)	(3)	91
Net derivatives with offsetting agreements		683	269	(600)	(265)
Derivatives without offsetting agreements		87	51	(171)	(124)
Total derivatives		$770	$320	$(771)	$(389)

We disclose the non-exchange traded financial derivative instruments as price risk management assets and liabilities on our consolidated balance sheets at fair value with amounts classified as either current or long-term depending on the anticipated settlement date.
The following tables summarize the amounts recognized with respect to our derivative financial instruments:

	Change in Value Recognized in OCI on Derivatives (Effective Portion)
	Years Ended December 31,
	2014	2013	2012
Derivatives in cash flow hedging relationships:
Commodity derivatives	$—	$(1)	$8
Total	$—	$(1)	$8

	Location of Gain/(Loss) Reclassified from AOCI into Income (Effective Portion)	Amount of Gain/(Loss) Reclassified from AOCI into Income (Effective Portion)
		Years Ended December 31,
		2014	2013	2012
Derivatives in cash flow hedging relationships:
Commodity derivatives	Cost of products sold	$(3)	$4	$14
Total		$(3)	$4	$14

	Location of Gain/(Loss) Recognized in Income on Derivatives	Amount of Gain/(Loss) Recognized in Income Representing Hedge Ineffectiveness and Amount Excluded from the Assessment of Effectiveness
		Years Ended December 31,
		2014	2013	2012
Derivatives in fair value hedging relationships (including hedged item):
Commodity derivatives	Cost of products sold	$(8)	$8	$54
Total		$(8)	$8	$54

	Location of Gain/(Loss) Recognized in Income on Derivatives	Amount of Gain/(Loss) Recognized in Income on Derivatives
		Years Ended December 31,
		2014	2013	2012
Derivatives not designated as hedging instruments:
Commodity derivatives – Trading	Cost of products sold	$(6)	$(11)	$(7)
Commodity derivatives – Non-trading	Cost of products sold	199	(21)	26
Commodity contracts – Non-trading	Deferred gas purchases	—	(3)	(26)
Interest rate derivatives	Gains (losses) on interest rate derivatives	(157)	53	(19)
Embedded derivatives	Other income	3	6	14
Total		$39	$24	$(12)